UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2016

Bionik Laboratories Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement with Interactive Motion Technologies, Inc.

On March 1, 2016, Bionik Laboratories Corp. (“Bionik”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Interactive Motion Technologies, Inc., a Massachusetts corporation (“IMT”), and Bionik Mergerco Inc., a Massachusetts corporation and a wholly owned subsidiary of Bionik (“Merger Subsidiary”), providing for the merger (“Merger”) of Merger Subsidiary with and into IMT, with IMT surviving the Merger as a wholly-owned subsidiary of Bionik.

Subject to the indemnification and escrow arrangements described in the Merger Agreement, at the effective time of the Merger, Bionik will issue (or reserve for issuance) an aggregate of 23,650,000 shares of Bionik Common Stock in exchange for all shares of IMT Common Stock and IMT Preferred Stock outstanding immediately prior to the effective time (other than shares (i) held in treasury or (ii) held by persons who properly exercise appraisal rights under Massachusetts law) (the “Merger Consideration”).

Because the consummation of the Merger will constitute a sale event under the terms of the Articles of Organization, as amended, of IMT, at the effective time of the Merger, first holders of the IMT Preferred Stock will receive payment of their liquidation preference out of the Merger Consideration prior to any payment or allocation of Merger Consideration to holders of IMT Common Stock. Following payment of the liquidation preference to the holders of IMT Preferred Stock, the remaining Merger Consideration, subject to the indemnification and escrow arrangements described in the Merger Agreement, will be paid to the holders of IMT Common Stock.

Bionik will assume each of the 3,897,500 options to acquire IMT Common Stock granted under IMT’s equity incentive plan or otherwise issued by Interactive Motion. At the effective time of the Merger, these options will represent the right to purchase an aggregate of 3,000,000 shares of Bionik Common Stock, of which 1,000,000 will have an exercise price of $0.25, 1,000,000 will have an exercise price of $0.95 and 1,000,000 will have an exercise price of $1.05.

Consummation of the Merger is subject to customary conditions, including without limitation, the affirmative vote or consent of the holders of a majority of the issued and outstanding shares of IMT Preferred Stock voting as a separate class, and a majority of the issued and outstanding shares of IMT Preferred Stock and of IMT Common Stock voting together as a single class. If the law permits, Bionik or IMT may each waive conditions for their benefit and their stockholders’ benefit and complete the Merger even though one or more of these conditions has not been met.

IMT has also made customary representations and warranties and covenants in the Merger Agreement.

The Merger Agreement contains certain termination rights for Bionik and IMT. Upon termination of the Merger Agreement for any reason except Bionik’s breach, IMT must pay Bionik a fee of $80,000, all other amounts Bionik may have advanced to IMT subsequent to March 1, 2016 through the termination date (including the Loan (as defined below)), and all amounts loaned to IMT by Bionik prior to the date of the Merger Agreement of $300,000 plus interest, shall be immediately due and payable.

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The representations and warranties of Bionik and IMT contained in the Merger Agreement (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by certain disclosures made to the other not reflected in the text of the Merger Agreement, (c) may be subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or other specific dates and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding Bionik, IMT or their respective business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Bionik or IMT or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Bionik’s public disclosures.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Loan Agreement with IMT

On March 7, 2016, Bionik loaned $68,750 (the “Loan”) to IMT, pursuant to a Loan and Security Agreement (the “Loan Agreement”). Bionik and IMT entered into the Loan Agreement to fund certain IMT expenses in contemplation of the closing of the Merger. The Loan matures upon the earlier to occur of (a) the termination date of the Merger Agreement and (b) the effective date of the Merger.

Interest on the Loan is 6% per annum. The Loan is secured by a lien on the asset of IMT, subject to Bionik having a second position on all accounts and inventory of IMT. Bionik may call an event of default upon the failure of IMT to make a payment when due of any principal or interest on the Loan.

The Loan is in addition to a May 5, 2015 loan to IMT of $150,000 and an August 25, 2015 loan to IMT of $150,000.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” and are intended to be covered by the safe harbor created thereby. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties, which may cause actual results to differ significantly from the results discussed in the forward-looking statements, including: (a) the failure to timely consummate, or to consummate at all, the proposed Merger, which may adversely affect Bionik’s business and the price of its stock; (b) the diversion of management time from Bionik’s ongoing operations; (c) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (d) the outcome of any legal proceedings that may be instituted against Bionik related to the Merger Agreement; (e) the inability to complete the Merger due to the failure to obtain shareholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (f) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (g) the effect of the announcement of the pendency of the Merger on Bionik’s business relationships, operating results and business generally; (h) the amount of the costs, fees, expenses and charges related to the Merger; and (i) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in Bionik’s other reports and other public filings with the SEC. Additional information concerning these and other factors can be found in Bionik’s filings with the Securities and Exchange Commission, including Bionik’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, Bionik expressly disclaims any obligation to publicly revise any forward-looking statements contained in this Form 8-K to reflect the occurrence of events after the date of this Form 8-K.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are furnished herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 1, 2016, by and among Bionik Laboratories Corp., Bionik Mergerco Inc. and Interactive Motion Technologies, Inc.

10.1	Loan and Security Agreement between Bionik Laboratories Corp. and Interactive Motion Technologies, Inc.

99.1	News Release dated March 7, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 7, 2016

BIONIK LABORATORIES CORP.

By:	/s/ Leslie Markow
Name:	Leslie Markow
Title:	Chief Financial Officer

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